UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2006

Opteum Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On May 8, 2006, Opteum Inc. (the “Company”) prepared updated portfolio information as of May 5, 2006. A copy of this information is attached hereto as Exhibit 99.1.

The Company believes that certain statements in the information attached may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

This information furnished under this “Item 7.01 Regulation FD Disclosure,” including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

ITEM 9.01.	EXHIBITS

(c)	Exhibit

The following exhibit is filed pursuant to Item 601 of Regulation S-K:

99.1 - Updated Portfolio Information of Opteum Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2006	OPTEUM INC.

	By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.

99.1	-	Updated Portfolio Information of Opteum Inc.

Exhibit 99.1
UNAUDITED as of 5/5/2006

Opteum Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation
Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,224,107,350	62.71%	59.78%
Hybrid Adjustable Rate Mortgage Backed Securities	596,064,400	16.81%	16.02%
Fixed Rate Mortgage Backed Securities	541,079,453	15.25%	14.54%
Fixed Rate Agency Debt	79,118,738	2.23%	2.13%
Fixed Rate CMO	61,865,240	1.74%	1.66%
Balloon Maturity Mortgage Backed Securities	44,840,123	1.26%	1.21%
Total: Mortgage Assets (2)	$3,547,075,304	100.00%

Total Cash and Net Short-Term Receivables	$125,375,472		2.91%
Cash out on Margin (Encumbered Cash)	0		0.00%
Long-Term Receivables From Opteum Financial Services LLC	65,000,000		1.75%
Total: All Assets	$3,737,450,776		100.00%

Note: The Value of Securities in the Box is $50,413,387

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	This includes forward settling purchases. There are no forward settling sales as of 5/5/2006
*	The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics
Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities(3)	4.68%	10.33%	1.84%	5.17	1-Apr-44	331
Hybrid Adjustable Rate Mortgage Backed Securities	4.42%	9.87%	1.67%	17.59	1-Nov-35	334
Fixed Rate Mortgage Backed Securities	6.91%	n/a	n/a	n/a	1-Apr-36	277
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	46
Fixed Rate CMO	5.63%	n/a	n/a	n/a	25-Jul-34	331
Balloon Maturity Mortgage Backed Securities	4.05%	n/a	n/a	n/a	1-Feb-11	44
Total: Mortgage Assets	4.97%	10.23%	1.80%	7.80	1-Apr-44	313

(3) 26.4% ($587.2 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets	Pool Status	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,376,481,549	67.00%	Whole Pool	$2,285,247,079	64.43%
Freddie Mac	632,221,761	17.82%	Non Whole Pool	1,261,828,225	35.57%
Ginnie Mae	538,371,994	15.18%	Total Portfolio	$3,547,075,304	100.00%
Total Portfolio	$3,547,075,304	100.00%

Prepayment Speeds
Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	32.70%	34.40%
Hybrid Adjustable Rate Mortgage Backed Securities	22.75%	23.77%
Fixed Rate Mortgage Backed Securities	15.96%	20.86%
Fixed Rate Agency Debt	0.19%	14.58%
Fixed Rate CMO	28.15%	23.41%
Balloon Maturity Mortgage Backed Securities	11.88%	14.08%
Total: Mortgage Assets	27.26%	29.50%

On May 5, 2006 Prepayment Speeds were released for paydowns occurring in April 2006 (February - April for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.34
Weighted Average Current Price	$100.41
Modeled Effective Duration	1.448

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$31,471,131	1.42%	0.89%
Moving Treasury Average	51,938,336	2.34%	1.47%
Cost Of Funds Index	377,720,945	16.98%	10.65%
Six Month LIBOR	183,798,513	8.26%	5.18%
Six Month CD Rate	2,847,255	0.13%	0.08%
One Year LIBOR	640,605,797	28.80%	18.06%
Conventional One Year CMT	603,463,505	27.13%	17.01%
FHA and VA One Year CMT	326,098,592	14.66%	9.19%
Other	6,163,276	0.28%	0.17%
Total ARMs	$2,224,107,350	100.00%	62.70%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$329,164,327	55.22%	9.28%
19 - 24 Months to First Reset	23,461,265	3.94%	0.66%
25 - 36 Months to First Reset	42,399,211	7.11%	1.20%
37 - 48 Months to First Reset	0	0.00%	0.00%
Total	$395,024,803	66.27%	11.14%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$7,463,197	1.26%	0.21%
19 - 24 Months to First Reset	7,572,529	1.27%	0.21%
25 - 36 Months to First Reset	10,874,328	1.82%	0.31%
37 - 47 Months to First Reset	1,256,965	0.21%	0.04%
Total	$27,167,019	4.56%	0.77%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$166,685,631	27.96%	4.70%
25 - 36 Months to First Reset	7,186,947	1.21%	0.20%
Total	$173,872,578	29.17%	4.90%

Total Hybrid ARMs	$596,064,400	100.00%	16.80%

Balloons
< = 4.0 Years to Balloon Date	$34,875,890	77.78%	0.98%
4.01 - 5.0 Years to Balloon Date	9,964,233	22.22%	0.28%
5.01 - 5.5 Years to Balloon Date	0	0.00%	0.00%
Total Balloons	$44,840,123	100.00%	1.26%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Fixed Rate Agency Debt
4.5yr Stated Final Maturity	$79,118,738	100.00%	2.23%
Total Fixed Rate Agency Debt	$79,118,738	100.00%	2.23%

Fixed Rate CMOs
Fixed Rate CMOs	$61,865,240	100.00%	1.74%
Total Fixed Rate CMOs	$61,865,240	100.00%	1.74%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,796,419	0.34%	0.05%
15yr $85,000 Maximum Loan Size	66,758,195	12.34%	1.88%
15yr $110,000 Maximum Loan Size	4,493,544	0.83%	0.13%
15yr 100% Investor Property	596,949	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	712,062	0.13%	0.02%
15yr 100% Alt-A	36,688,536	6.78%	1.03%
15yr Geography Specific (NY, FL, VT, TX)	1,607,618	0.30%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	23,933,048	4.42%	0.67%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	1,051,974	0.19%	0.03%
20yr 100% Alt-A	764,722	0.14%	0.02%
30yr $85,000 Maximum Loan Size	184,955,568	34.18%	5.21%
30yr $110,000 Maximum Loan Size	35,814,098	6.62%	1.01%
30yr 100% Investor Property	6,047,962	1.12%	0.17%
30yr 100% FNMA Expanded Approval Level 3	43,303,941	8.00%	1.22%
30yr 100% Alt-A	32,236,714	5.96%	0.91%
30yr Geography Specific (NY, FL, VT, TX)	3,963,323	0.73%	0.11%
30yr 100% GNMA Builder Buydown Program	4,580,501	0.85%	0.13%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	91,774,277	16.96%	2.59%
Total Fixed Rate Collateral	$541,079,453	100.00%	15.25%

Total (All Mortgage Assets)	$3,547,075,304		100.00%
Cash or Cash Receivables	125,375,472
Long-Term Receivables From OFS	65,000,000
Total Assets and Cash	$3,737,450,776

Total Forward Settling Purchases	$125,850,286

UNAUDITED Funding Information as of 5/5/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity
Deutsche Bank (1)	$1,078,021,000	37	11-Oct-06
JP Morgan Secs	657,327,559	31	28-Jul-06
WAMU	463,944,000	8	2-Jun-06
Nomura	302,894,000	84	18-Sep-06
Goldman Sachs	147,145,000	67	27-Jul-06
UBS Securities	139,152,000	53	19-Oct-06
Morgan Stanley	130,321,798	15	30-May-06
Merrill Lynch	113,329,000	42	3-Jul-06
BNP Paribas	93,753,250	68	6-Oct-06
Cantor Fitzgerald	58,408,000	8	25-May-06
Lehman Bros	56,782,000	54	28-Jun-06
RBS Greenwich Capital	42,080,000	60	5-Jul-06
Bear Stearns	37,265,000	39	7-Jul-06
Countrywide Secs	36,665,000	20	26-May-06
Daiwa Secs	19,732,000	63	7-Jul-06
Total	$3,376,819,607	38	19-Oct-06

Total Forward Settling Purchases Without Committed Repo Terms	125,850,286

Estimated Haircut (at 3%)	3,775,510
Estimated Forward Borrowings	122,074,778
Estimated Total Borrowings	$3,498,894,385

(1) Includes $507 Million floating rate repo obligations